Prepaid Expenses and Other Tax Assets	12 Months Ended
Dec. 31, 2021
Prepaid Expenses and Other Tax Assets
Prepaid Expenses and Other Tax Assets

Section G — Other Disclosures

This section provides additional disclosures on miscellaneous topics, including information pertaining to the Executive Board, the Supervisory Board, related party transactions, and other corporate governance topics.

(G.1) Prepaid Expenses and Other Tax Assets

€ millions	2021			2020
	Current	Non-Current	Total	Current	Non-Current	Total
Prepaid expenses	588	242	830	495	187	682
Other tax assets	219	53	272	209	52	261
Total	807	295	1,102	704	239	943
/ Other non-financial assets	1,633	2,628	4,261	1,321	1,926	3,247
Prepaid expenses and other tax assets as % of / Other non-financial assets	49	11	26	53	12	29

Prepaid expenses primarily consist of prepayments for hyperscalers, support services, and software royalties. Other tax assets primarily consist of value-added tax (VAT).